UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2019

UNIQUE FABRICATING, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Unique Fabricating, Inc.
800 Standard Parkway
Auburn Hills, MI 48326
(248)-853-2333

(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2019, Unique Fabricating, Inc (the "Company") issued a press release announcing the resignation of Thomas Tekiele as the Chief Financial Officer ("CFO") of the Company. Mr. Tekiele's resignation from the Company did not result from any disagreement with the Company or any matter regarding the Company's operations, policies, or practices. Mr. Tekiele will remain as CFO until October 11, 2019.

Byrd Douglas Cain, III, will serve as interim CFO from October 11, 2019 until such a time that a permanent CFO is named. Mr. Cain was previously announced as the new President and Chief Executive Officer of the Company effective September 30, 2019. Mr. Cain, age 59, joins the Company from Mubea Group ("Mubea"), a global market leader in the development and manufacture of automotive suspension, powertrain, and body components. Mr. Cain was employed by Mubea for over twelve years, including as the CEO of Mubea North America from January 2010 until June 2019 and as the Chief Commercial Officer from June 2019 to September 2019. Mr. Cain earned a Bachelor of Arts degree cum laude in Business Administration from Rhodes College and holds an active Certified Public Accountant (CPA) license.

Item 7.01 Regulation FD Disclosure

On September 30, 2019, the Company issued a press release announcing the departure of Thomas Tekiele as the Chief Financial Officer. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

99.1 Press Release of the Company dated September 30, 2019

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Dated: September 30, 2019	By:	/s/ Doug Cain
Name: Doug Cain
Title: Chief Executive Officer

Dated: September 30, 2019	By:	/s/ Thomas Tekiele
Name: Thomas Tekiele
Title: Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 30, 2019